SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2002



               FREEPORT-McMoRan COPPER & GOLD INC.


    Delaware                  1-9916                74-2480931
(State  or  other          (Commission             (IRS Employer
jurisdiction of            File Number)            Identification
incorporation or                                   Number)
organization)


                       1615 Poydras Street
                  New Orleans, Louisiana  70112

 Registrant's telephone number, including area code:  (504) 582-4000

Item 9.  Regulation FD Disclosure.

The principal executive officer and principal financial officer of Freeport-McMoRan Copper & Gold Inc. each are filing statements under oath regarding facts and circumstances relating to exchange act filings (see exhibits 99.1 and 99.2).



                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              FREEPORT-McMoRan COPPER & GOLD INC.


                              By: /s/ Kathleen L. Quirk
                                   ------------------------------
                                         Kathleen L. Quirk
                                    Treasurer and Vice President



Date:  August 7, 2002




               Freeport-McMoRan Copper & Gold Inc.
                          Exhibit Index

Exhibit
Number

99.1 "Statement Under Oath of Principal Executive Officer and
     Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings" signed by James R. Moffett and dated August 7, 2002.

99.2 "Statement  Under  Oath of Principal Executive  Officer  and
     Principal    Financial   Officer   Regarding    Facts    and
     Circumstances  Relating to Exchange Act Filings"  signed  by
     Richard C. Adkerson and dated August 6, 2002.